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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                   FORM 8-K/A

                                AMENDMENT NO. 1

                                CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                             EXCHANGE ACT OF 1934


                                ---------------



                                 MAY 27, 1997
                               (Date of Report)



                             THE DWYER GROUP, INC.
            (Exact name of registrant as specified in its chapter)



   DELAWARE                      0-15227               73-0941783
(State or other                (Commission           (IRS employer
jurisdiction of                file number)       identification no.)
incorporation or
organization)





                        1010 N. UNIVERSITY PARKS DRIVE
                              WACO, TEXAS  76707
                   (Address of principal executive offices)


                                (254) 745-2400
                        (Registrant's telephone number,
                             including area code)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On May 27, 1997, the Audit Committee of the Board of Directors of the Registrant approved the dismissal of Coopers & Lybrand L.L.P. as its independent public accountants and the appointment of BDO Seidman, LLP as its independent public accountants, effective on such date. The Registrant has not consulted BDO Seidman, LLP prior to such appointment with respect to any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, or any disagreement with the Registrant's independent public accountants. From July 1995 until such date, the Company had engaged Coopers & Lybrand L.L.P. as its independent public accountants. During the period of the engagement of Coopers & Lybrand L.L.P. by the Registrant, there were disagreements expressed in 1997 with the Management of the Registrant concerning the application of accounting principles with respect to accounting for assets held for resale and the collectibility of certain notes receivable, all of which were ultimately resolved to the satisfaction of Coopers & Lybrand L.L.P. and communicated to the Audit Committee of the Board of Directors of the Registrant. As a result of the application of accounting principles with respect to assets held for resale, the audited financial statements of the Registrant for 1995 were restated. Non-resolution of these disagreements to the satisfaction of Coopers & Lybrand L.L.P. would have caused them to make reference to the disagreements in their financial reports to the Registrant. Coopers and Lybrand L.L.P. has advised the Audit Committee of the Board of Directors of the Registrant that during their audits of the 1995 and 1996 consolidated financial statements of the Registrant, certain matters were noted involving the Registrant's internal control structure and its operation which, in the aggregate, may be considered reportable conditions, as defined by the American Institute of Certified Public Accountants. However, subsequent to June 3, 1997, the Registrant has further reviewed these matters involving the Registrant's internal control structure and its operation noted by Coopers & Lybrand L.L.P. and has concluded that these noted matters are not reportable conditions as defined by the American Institute of Certified Public Accountants. The Registrant has authorized Coopers & Lybrand L.L.P. to respond fully to the inquiries of the successor accountant concerning the subject matter of each disagreement. No report on the financial statements of the Registrant rendered by Coopers & Lybrand L.L.P. contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, the scope of audit performed, or accounting principles; however, the report of Coopers & Lybrand L.L.P. dated April 11, 1997 contained an explanatory paragraph referring to the prior period adjustment for the correction of an error in the consolidated financial statements of the Registrant for the year ended December 31, 1995.



     ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits.

          1.1 Letter of Coopers & Lybrand L.L.P. dated June 3, 1997 regarding change in certifying accountant .
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                                  SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     THE DWYER GROUP, INC.


Dated:    July 2, 1997               By: /s/ Stephen E. Beatty
                                         ___________________________________
                                         Stephen E. Beatty
                                         Chief Financial Officer and Treasurer



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              [COOPERS & LYBRAND L.L.P. LETTERHEAD APPEARS HERE]

June 3, 1997



Securities and Exchange Commission
450 5th Street, N.W.
Washington, D.C. 20549

Gentlemen:

We have read the statements made by The Dwyer Group, Inc. (copy attached), which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K report dated May 27, 1997. We agree with the statements concerning our Firm in such Form 8-K.

Very truly yours,

/s/ COOPERS & LYBRAND L.L.P.

Coopers & Lybrand L.L.P.